                                                                   EXHIBIT 10.10

                                    [FORM OF]

                             SUBSCRIPTION AGREEMENT

IDC Technologies, Inc.
100 Europa Drive, Suite 421
Chapel Hill, N.C. 27517

Gentlemen:

      1. Pursuant to the terms of the offer made by IDC Technologies, Inc. (the "Company"), the undersigned hereby tenders this subscription and applies for the purchase of the number of units ("Units") of the Company set forth on the signature page hereto, at a purchase price of US$100 per Unit, each Unit consisting of (a) one share ("Shares") of Series A Preferred Stock, $.001 par value per share (the "Preferred Stock") with a stated value of $100 per share (the "Stated Value"), and (b) one hundred common stock purchase warrants (the "Warrants"). Each Warrant entitles the holder to purchase one share of the Company's common stock ("Warrant Shares") at an exercise price of US$.25 per Warrant Share for a period of five years from issuance (the "Exercise Period"). The form of Warrant is annexed hereto as Exhibit A.

      The Company is offering a minimum of 5,000 units ($500,000) and a maximum of 30,000 units ($3,000,000) (the "Offering") at $100 per Unit.

      The subscriber is sending: (1) an executed copy of this Subscription Agreement, (2) a completed copy of the appropriate Confidential Purchaser Questionnaire (for U.S. Individuals or Organizations), and (3) EITHER A CHECK IN US FUNDS made out to "Gottbetter & Partners, LLP, as Escrow Agent" for the full amount of the purchase price for the Units for which the undersigned is subscribing to:

      Gottbetter & Partners, LLP
      630 Third Avenue, 5th Floor
      New York, New York 10017
      Attn:    Adam S. Gottbetter, Esq.

      OR

      The subscriber may WIRE TRANSFER immediately available U.S. funds for the full amount of the purchase price of the Units for which the undersigned is subscribing plus all wire transfer fees to:

      Gottbetter & Partners, LLP
      Iola Account
      Citibank N.A.
      330 Madison Avenue
      New York,N.Y. 10017
      ABA Routing No.:  021000089
      Account No.:      49061322
      Reference:        (Your Name) for IDC Technologies, Inc.

      2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

            (a) The undersigned has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested, and has also had full and complete access to the business plan and financial statements of Jill Kelly Productions, Inc., a Delaware corporation.

            (b) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

            (c) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Units;

            (d) The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D is applicable to the offer and sale of the Units, based, in part, upon the representations, warranties and agreements made by the undersigned herein, and in the Confidential Purchaser Questionnaire referred to above.

            (e) Except as set forth herein, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned;

            (f) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

            (g) Regulation D

                  (i) The undersigned understands and acknowledges that (A) none of the shares of Preferred Stock, the shares of common stock issuable upon conversion of the Preferred Stock or the Warrant shares (collectively the "Securities") have been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Rule 506 of Regulation D under the Securities Act; (B) the Securities are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act; (C) the Securities may not be sold or otherwise transferred unless they have been first registered under the Securities Act and/or all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; and (D) other than as set forth in this Subscription Agreement between the Company and the undersigned, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

                  (ii) The undersigned will not sell or otherwise transfer any of the Securities, or any interest therein, unless and until (A) said Securities shall have first been registered under the Securities Act and/or all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

                  (iii) The undersigned is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the undersigned's right, subject to the provisions of this Subscription Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration.

                  (iv) At the time the undersigned was offered the Securities, it was, and at the date hereof it is, and it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (v) The undersigned has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (vi) The undersigned is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (vii) The undersigned understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering thereof, or made any finding or determination as to the appropriateness of the Securities for investment.

                  (viii) The undersigned understands that the certificates representing the Securities will bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF
      (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

      3. The Company has agreed to file, as soon as practicable following the closing of the Offering, a registration statement on Form SB-2 (the "Registration Statement") or such other form as shall be available registering the Warrant Shares and the common shares issuable upon conversion of the Preferred Stock.

      4. The Company has represented that at all times while any shares of the Preferred Stock are issued and outstanding, it shall own tangible, unencumbered assets with a value equal to or greater than the aggregate stated value of all such outstanding shares of Preferred Stock.

      5. The Preferred Stock pays an 8% cumulative dividend, ranks senior to the Company's common stock as to distribution of assets upon liquidation, dissolution or winding up of the Company and automatically converts after 2 years into the Company's common stock at the rate of $.25 of Stated Value per share. The holder of the Preferred Stock can convert all or part of the holder's Preferred Stock at the same rate at any time prior to the automatic conversion date.

      6. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. Notwithstanding the foregoing, the Company may not accept any subscriptions unless and until it has completed and closed a merger agreement with Jill Kelly Productions, Inc. in the form annexed hereto as Exhibit B. The undersigned further understands that the first $500,000 of offering proceeds will be placed in escrow with Gottbetter & Partners, LLP, the escrow agent. In the event the Company does not receive offering proceeds of at least $500,000 within the 90 day offering period, the offering will not be completed and all offering proceeds will thereafter be (promptly returned to investors without interest or deduction.

      7. In conjunction with the Offering, an existing holder of $1,000,000 of Jill Kelly Productions, Inc. debt will convert all of such debt into Company units that are identical to the Units, at the same price paid by subscribers in the offering.

      8. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

      9. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

      10. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

      11. Except as otherwise provided herein, this Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

      12. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

      13. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereto; and if to the Company, to IDC Technologies, Inc., 100 Europa Drive Suite 421, Chapel Hill, North Carolina 27517, Attention: President or to such other address as the Company or the undersigned shall have designated to the other by like notice.

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of _________________ 2003.

Number of Units Subscribed for _________________________________
                                                                -

ORGANIZATION SIGNATURE:                 INDIVIDUAL SIGNATURE:

__________________________________      ______________________________________
Print name of Organization                        Signature

By: _______________________________     ______________________________________
      Name:                                       Print Name
      Title:
                                        ______________________________________
                                        Additional Signature of Joint Owner

                                        _______________________________________
                                                  Print Name

          (ALLSUBSCRIBERS SHOULD PLEASE PRINT INFORMATION BELOW EXACTLY
                   AS YOU WISH IT TO APPEAR IN THE RECORDS OF
                                  THE COMPANY)

____________________________________    ______________________________________
Name                                    Social Security Number of Individual
                                        or other Taxpayer I.D. Number

Address:                                Address for notices if different:

____________________________________    ______________________________________
Number and Street                       Number and Street

____________________________________    ______________________________________
City              State    Zip Code     City              State       Zip Code

Please check the box to indicate form of ownership (if applicable):

TENANTS-IN-COMMON    JOINT TENANTS WITH RIGHT OF       COMMUNITY PROPERTY
(Both Parties must   SURVIVORSHIP                      (Both Parties must sign
sign above)          (Both Parties must sign above)    above)

                           ACCEPTANCE OF SUBSCRIPTION

      The foregoing subscription is hereby accepted by IDC Technologies, Inc. this ____ day of __________________, 2003, for __________________________ Units.

                                        IDC TECHNOLOGIES, INC.

                                        By: _____________________________
                                            Name:
                                            Title: